AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 1999
FILE NO. _________

______________________________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ ]

(Check appropriate box or boxes.)

MASTER LARGE CAP SERIES TRUST
(Exact Name Of Registrant As Specified In Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address Of Principal Executive Offices)

(888) 763-2260
(Registrant's Telephone Number, Including Area Code)

Terry K. Glenn
Master Large Cap Series Trust
Box 9011
Princeton, New Jersey 08543-9011
(Name And Address Of Agent For Service)

Copies to:

Counsel for the Trust:
LAURIN BLUMENTHAL KLEIMAN, ESQ. Brown & Wood LLP One World Trade Center New York, New York 10048	MICHAEL J. HENNEWINKEL, ESQ. Fund Asset Management, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

___________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

     This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act") because such interests will be issued solely in private placement transactions that do not involve any "public offering " within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

     Master Large Cap Series Trust (the "Trust") is a no-load, open-end management investment company that was organized as a Delaware business trust on October 19, 1999. Master Large Cap Growth Portfolio ("Growth Portfolio "), Master Large Cap Value Portfolio ("Value Portfolio") and Master Large Cap Core Portfolio ("Core Portfolio") (together, the "Portfolios" and each, a "Portfolio") are each separate series of the Trust. From time to time, other series of the Trust may be established and sold.

     The Trust is part of a master-feeder structure. As of the date hereof, all of the outstanding shares of the Trust are owned by two feeder funds, Merrill Lynch Large Cap Series Funds, Inc. ("ML Series") and Mercury Large Caps Series Funds, Inc. ("Mercury Series"). Both ML Series and Mercury Series are Maryland corporations organized as open-end, series-type mutual funds and are together referred to herein as the "Corporations. "

PART A

     Responses to Items 1 through 3, 5 and 9 have been omitted pursuant to paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

ITEM 4. - INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
RELATED RISKS.

     The investment objective of each Portfolio is long term capital growth. In other words, each Portfolio tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

What are the Portfolio's main investment strategies?

     Each Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Growth Portfolio will invest primarily in equity securities that Fund Asset Management (the "Investment Adviser") believes have good prospects for earnings growth. The Value Portfolio will invest primarily in equity securities that the Investment Adviser believes are undervalued. The Core Portfolio will use an investment approach blending growth and value.

      A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Portfolios' evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. A company's stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth. We cannot guarantee that any Portfolio will achieve its objective.

     The Investment Adviser uses quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of each individual Portfolio. Each Portfolio seeks its objective by investing predominantly in common stocks of companies the Investment Adviser selects from among those included in the Portfolio's applicable Russell 1000® Index, as follows:

Portfolio	Applicable Index
Master Large Cap Growth Portfolio	Russell 1000 ® Growth Index
Master Large Cap Value Portfolio	Russell 1000® Value Index
Master Large Cap Core Portfolio	Russell 1000® Index

What are the main risks of investing in the Portfolios?

     As with any Portfolio, the value of a Portfolio's investments-and therefore the value of Portfolio shares-may fluctuate. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Each Portfolio is also subject to the risk that the stocks the Investment Adviser selects will underperform the stock markets, the relevant indices or other trusts with similar investment objectives and investment strategies. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investment in foreign securities involves special risks. If the value of a Portfolio's investments goes down, the investor may lose money.

HOW THE PORTFOLIOS INVEST

     Each Portfolio's objective is long term capital growth. Each Portfolio tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

     Each Portfolio seeks its investment objective by investing at least 80% of its total assets in common stocks of companies the Investment Adviser selects from among those included in the Portfolio's applicable Russell 1000® index. The Investment Adviser uses a different multi-factor quantitative model to look for companies within the applicable Russell 1000® index that, in its opinion, are consistent with the investment objective of each Portfolio.

     As a large cap portfolio, each Portfolio's common stock holdings will have a dollar-weighted market capitalization that exceeds that of the top 5% of U.S. securities traded.

     Each Portfolio will seek to outperform its benchmark:

  The Master Large Cap Growth Portfolio-will seek to outperform the Russell 1000® Growth Index by investing in equity securities that the Investment Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater-than-average growth orientation) is a subset of the Russell 1000® Index.

  The Master Large Cap Value Portfolio-will seek to outperform the Russell 1000® Value Index by investing in equity securities that the Investment Adviser believes are selling at below normal valuations. The Russell 1000 ® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

  The Master Large Cap Core Portfolio-has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000 ® Index.

        Although the Growth Portfolio emphasizes growth-oriented investments, the Value Portfolio emphasizes value-oriented investments and the Core Portfolio uses a blend of growth and value, there are equity investment strategies common to all three Portfolios. In selecting securities for a Portfolio from that Portfolio's benchmark universe, the Investment Adviser uses a different proprietary quantitative model for each Portfolio. Each model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. For each Portfolio, the Investment Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined-if the Investment Adviser believes that a company is overvalued, it will not be considered as an investment for any Portfolio. After the initial screening is done, the Investment Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

       Each Portfolio typically will hold between 60 and 100 stocks from among those included in its applicable Russell 1000® index. Because a Portfolio generally will not hold all the stocks in its applicable index, and because a Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolios are not "index" trust funds. In seeking to outperform the applicable benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the applicable index. These criteria currently include the following:

  Relative price to earnings and price to book ratios
  Weighted median market capitalization of a Portfolio's portfolio

  Allocation among the economic sectors of a Portfolio's portfolio as compared to the applicable index

  Weighted individual stocks within the applicable index
These criteria are explained in detail in the Statement of Additional Information.

     Each Portfolio also may invest up to 10% of its total assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Portfolio's investment allocations. The Portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

     Each Portfolio may invest in investment grade, convertible securities, preferred stocks and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which a Portfolio may invest. As a temporary measure for defensive purposes, each Portfolio may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers' acceptances. These investments may hamper a Portfolio's ability to meet its investment objective.

INVESTMENT RISKS

     This section contains a summary discussion of the general risks of investing in the Portfolios. There can be no guarantee that a Portfolio will meet its objectives, or that a Portfolio's performance will be positive over any period of time.

Market Risk and Selection Risk

     As equity portfolios, the Portfolios' principal risks are market risk and selection risk. Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the stocks that the Investment Adviser selects will underperform the markets or other investment companies with similar investment objectives and investment strategies.

     The Portfolios also may be subject to risks associated with the following investment strategies.

Derivatives

     The Portfolios may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross-hedges. Hedging is a strategy in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that any Portfolio's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Portfolios are not required to use hedging and may choose not to do so.

When Issued and Delayed Delivery Securities and Forward Commitments

     When issued and delayed delivery securities and forward commitments involve the risk that a security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

Borrowing and Leverage

    Each Portfolio may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the yield on a Portfolio's portfolio. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio's return. Certain securities that the Portfolios buy may create leverage including, for example, derivatives, when issued securities, forward commitments and options. The use of investments that creates leverage subjects a Portfolio to the risk that relatively small market movements may result in large changes in the values of an investment and may result in losses that greatly exceed the amount invested.

Foreign Market Risks

     Each Portfolio may invest in companies located in countries other than the United States. This may expose each Portfolio to risks associated with foreign investments.

  The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

  These holdings may be adversely affected by foreign government action

  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

ITEM 6. - MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE.

INVESTMENT ADVISER

The Investment Adviser manages each Portfolio's investments under the overall supervision of the Board of Trustees of the Trust. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios.

     The Trust pays the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Trust. However, the Investment Adviser has agreed to waive fees and/or reimburse expenses of the Trust to the extent necessary to limit the ordinary annual operating expenses of each class of each Portfolio to 1.5%.

     Robert C. Doll, Jr. is a Senior Vice President and the Portfolio Manager of the Trust. Mr. Doll has been a Senior Vice President of the Investment Adviser since 1999. Prior to joining the Investment Adviser, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice President thereof from 1991 to 1999.

     Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML & Co., which has approximately $534 billion in investment company and other portfolio assets under management as of November 1999. This amount includes assets managed for affiliates of the Investment Adviser. The advisory agreements between the Trust and the Investment Adviser give the Investment Adviser the responsibility for making all investment decisions for the Portfolios.

CAPITAL STOCK

     Investors in the Trust have no preemptive or conversion rights, and beneficial interests in the Trust are fully paid and non-assessable. The Trust has no current intention to hold annual meetings of investors, except to the extent required by the Investment Company Act, but will hold special meetings of investors, when in the judgment of the Trustees, it is necessary or desirable to submit matters for an investor vote. Upon liquidation of the Trust or a Portfolio, investors would be entitled to share, in proportion to their investment in the Trust or the Portfolio (as the case may be), in the assets of the Trust or Portfolio available for distribution to investors.

     The Trust is organized as a Delaware business trust. The Growth Portfolio, Value Portfolio and Core Portfolio are each separate series of the Trust. Each investor is entitled to a vote in proportion to its investment in the Trust or the Portfolio (as the case may be). Investors in a Portfolio will participate equally in accordance with their pro rata interests in the earnings, dividends and assets of the particular Portfolio. The Trust reserves the right to create and issue interests in additional Portfolios.

     Investments in the Trust may not be transferred, but an investor may withdraw all or any portion of its investment in any Portfolio at net asset value on any day on which the New York Stock Exchange is open.

ITEM 7. - SHAREHOLDER INFORMATION.

PRICING

     The net asset value of the shares of each Portfolio is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Portfolio also will determine its net asset value on any day in which there is sufficient trading in its underlying portfolio securities that the net asset value might be affected materially, but only if on any such day a Portfolio is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Portfolio writes an option, the amount of the premium received is recorded on the books of that Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value.

     Each investor in the Trust may add to or reduce its investment in a Portfolio on each day the NYSE is open for trading. The value of each investor's beneficial interest in a Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio after the close of business of the NYSE on the next determination of net asset value of the Portfolio.

PURCHASE OF SECURITIES

     Beneficial interests in the Trust are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in each Portfolio of the Trust may only be made by a limited number of institutional investors including investment companies, common or commingled trust funds, group trusts, and certain other "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

     There is no minimum initial or subsequent investment in each Portfolio. However, because each Portfolio intends to be as fully invested at all times as is reasonably consistent with its investment objectives and policies in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the respective Portfolio's custodian bank by a Federal Reserve Bank).

     Each Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

REDEMPTION

     An investor in the Trust may withdraw all or a portion of its investment in any Portfolio on any day the NYSE is open at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Portfolio. The proceeds of the withdrawal will be paid by the Portfolio normally on the business day on which the withdrawal is effected, but in any event within seven days. Investments in any Portfolio of the Trust may not be transferred.

TAX CONSEQUENCES

     Under the anticipated method of operation of the Portfolios, each Portfolio is expected to be treated as a separate partnership for tax purposes and, thus, should not be subject to any income tax. Based upon the status of each Portfolio as a partnership, each investor in a Portfolio will take into account its share of such Portfolio's ordinary income, capital gain, losses, deductions and credits in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations promulgated thereunder.

     It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in any Portfolio will be able to satisfy the requirements of Subchapter M of the Code assuming that the investor invested all of its assets in the Portfolio.

A NOTE ABOUT YEAR 2000:

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). The Portfolios could be adversely affected if the computer systems used by Portfolio management or other service providers of the Portfolios do not properly address this problem before January 1, 2000. Portfolio management expects to have addressed this problem before then and does not anticipate that the services it provides will be adversely affected. The Portfolios' other service providers have told Portfolio management that they also expect to resolve the Year 2000 Problem, and Portfolio management will continue to monitor the situation as the year 2000 approaches. However, if the problem has not been fully addressed, the Portfolios could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Portfolios invest. This negative impact may be greater for smaller companies and companies in foreign markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Portfolios invest have Year 2000 Problems, the Portfolios' returns could be adversely affected.

ITEM 8. - DISTRIBUTION ARRANGEMENTS.

     Investments in a Portfolio will be made without a sales load. All investments are made at net asset value next determined after an order is received by the Portfolio. The net asset value of each Portfolio is determined on each day the NYSE is open.

     The Trust's placement agent is Princeton Funds Distributor, Inc.

PART B

     Except as otherwise indicated herein, all capitalized terms shall have the meaning assigned to them in Part A hereof.

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

     The Growth Portfolio, Value Portfolio and Core Portfolio are each separate series of Master Large Cap Series Trust. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trust, dated December 22, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling the Trust at 1-888-763-2260, or by writing to Master Large Cap Series Trust, P.O. Box 9011, Princeton, New Jersey 08543-9011. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus.

     The date of this Statement of Additional Information is December 22, 1999.

ITEM 11. - TRUST HISTORY.

     The Trust is a Delaware business trust organized on October 19, 1999. The Growth Portfolio, Value Portfolio and Core Portfolio are each separate series of the Trust.

ITEM 12. - DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.

     INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     As described in the Prospectus, each Portfolio generally seeks to invest in companies that have a dollar-weighted market capitalization greater than the top 5% of U.S. securities traded. For each Portfolio, the Investment Adviser uses a different proprietary multi-factor quantitative model to look for companies within the applicable Russell 1000® index that, in the Investment Adviser's opinion are consistent with the investment objective of each Portfolio, as follows:

  The Growth Portfolio. The Growth Portfolio seeks to invest in equity securities that the Investment Adviser believes have above-average earnings prospects; i.e., are likely to experience consistent earnings growth over time. In seeking to outperform its benchmark, the Russell 1000® Growth Index, the Portfolio will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the Standard & Poor's 500 Index ("S&P 500"). The Portfolio also anticipates that its individual holdings generally will be allocated so that no individual security held by the Portfolio is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Portfolio is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.

   The Value Portfolio. The Value Portfolio seeks to invest in equity securities that the Investment Adviser believes are selling at below-normal valuations; i.e., securities with lower price-to-book ratios and lower price-to-earnings ratios. In seeking to outperform its benchmark, the Russell 1000® Value Index, the Portfolio will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Value Index, as those sectors are defined in the S&P 500. The Portfolio also anticipates that its individual holdings generally will be allocated so that no individual security is overweighted in the portfolio as compared to its weighting in the Russell 1000® Value Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000® Value Index by more than 2%.

    The Core Portfolio. The Core Portfolio seeks to invest in securities that the Investment Adviser believes are undervalued or show good prospects for earnings growth. The Core Portfolio seeks securities such that the sum of the relative (to the S &P 500) price-to-earnings ratio and price-to-book ratio for a particular   security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000® Index, the Portfolio will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Index, as those sectors are defined in the S&P 500. The Portfolio also anticipates that its individual holdings generally will be allocated so that no individual security held by the Portfolio is overweighted in the portfolio as compared to its weighting in the Russell 1000® Index by more than 1%, and no security held by the Portfolio is underweighted as compared to its weighting in the Russell 1000® Index by more than 1%.

       Each Portfolio anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000 ® index, while its sector allocations to smaller capitalized industries generally will be no more than three times that sector's weighting in the Russell 1000® Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the applicable Russell 1000® index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these sector allocation guidelines, each Portfolio reserves the right to invest up to 10% of its total assets in any one sector of the applicable Russell 1000® index; however, the Portfolios are not limited to investing only 10% of total assets in any one sector if the sector allocations listed above permit a larger allocation. While the Investment Adviser anticipates that each Portfolio generally will adhere to the targeted parameters described for each Portfolio, the implementation may vary in particular cases, and the Investment Adviser is not required to follow any or all of these parameters in selecting securities at all times. Additionally, the Investment Adviser is not required to sell securities if their value changes and they then fall outside of these parameters.

       Investment emphasis is on equities, primarily common stock. Each Portfolio generally will invest at least 80% of its total assets in equity securities. Each Portfolio also may invest in securities convertible into common stock, preferred stock and rights and warrants to subscribe for common stock. A Portfolio may invest in U.S. Government debt securities and, to a lesser extent, in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization, although it typically will not invest in any debt securities to a significant extent.

       A Portfolio may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant or for temporary defensive purposes.

  Foreign Securities

       Each Portfolio may invest in companies located in countries other than the United States. This may expose the Portfolios to risks associated with foreign investments. Foreign investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Portfolios and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain investments may be subject to non-U.S. withholding taxes.

       European Economic and Monetary Union. A number of European countries entered into the European Economic and Monetary Union ("EMU") in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999, and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro and will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Portfolios invest, the Portfolios could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

  Warrants

       Each Portfolio may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

  Borrowing and Leverage

       Each Portfolio may borrow from banks (as defined in the Investment Company Act of 1940 (the "Investment Company Act") in amounts up to 33 1/3% of its total assets (including the amount borrowed)) and may borrow up to an additional 5% of its total assets for temporary purposes. Each Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions. The use of leverage by the Portfolios creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Portfolio shares and in the yield of a Portfolio. Although the principal of such borrowings will be fixed, a Portfolio's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay on the borrowings, that Portfolio's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Portfolio's leveraged position if it expects that the benefits to the Portfolio's shareholders of maintaining the leveraged position will outweigh the current reduced return.

       The Portfolios at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

  Convertible Securities

       Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

  Debt Securities

       Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. This risk is minimized to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Derivatives

       The Portfolios may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Russell 1000® Index, the S&P 500 or the prime lending rate). Derivatives allow each Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments.

       Hedging. Each Portfolio may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Portfolio holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Portfolio investing in the Derivative or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the applicable Portfolio, in which case any losses on the holdings being hedged may not be reduced. The Portfolios are not required to use hedging and may choose not to do so.

       The Portfolios may use the following types of derivative investments and trading strategies:

  Options on Securities and Securities Indices

       Purchasing Put Options. Each Portfolio may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When a Portfolio purchases a put option in consideration for an up front payment (the "option premium"), that Portfolio acquires a right to sell to another party specified securities owned by the Portfolio at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits a Portfolio's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Portfolio will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

       Purchasing Call Options. Each Portfolio also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When a Portfolio purchases a call option, in consideration for the option premium the Portfolio acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Portfolio from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Portfolio is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event a Portfolio determines not to purchase a security underlying a call option, however, the Portfolio may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

       Each Portfolio also is authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

       Writing Call Options. Each Portfolio may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Portfolio writes a call option, in return for an option premium, the Portfolio gives another party the right to buy specified securities owned by the Portfolio at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. A Portfolio may write call options to earn income, through the receipt of option premiums. In the event the party to which a Portfolio has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Portfolio will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Portfolio limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

       Each Portfolio also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

       Other than with respect to closing transactions, a Portfolio will only write call or put options that are "covered." A call or put option will be considered covered if the Portfolio has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives " below. A call option will also be considered covered if the Portfolio owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

       Types of Options. The Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ( "OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

  Futures

       Each Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, a Portfolio is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

       The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

       The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

       The Portfolio will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Portfolio will further limit transactions in futures and options on futures to the extent necessary to prevent the Portfolio from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

  Indexed Securities

       Each Portfolio may invest in securities the potential return of which is based on an index. As an illustration, a Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio also may invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. Each Portfolio may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

  Risk Factors in Derivatives

       Derivatives are volatile and involve significant risks, including:

       Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio.

       Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       Leverage risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

       Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, the Portfolio using the Derivative will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

       The Portfolios intend to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

       Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.

  Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

       Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. The Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

       Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. Each Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Portfolio with a third-party guaranty or other credit enhancement.

  Other Investment Policies and Practices

        Securities Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3 % of its total assets. In return, the Portfolio receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. If cash collateral is received by a Portfolio, it is invested in short term money market securities, and a portion of the yield received in respect of such investment is retained by that Portfolio. Alternatively, if securities are delivered to a Portfolio as collateral, that Portfolio and the borrower negotiate a rate for the loan premium to be received by that Portfolio for lending its portfolio securities. In either event, the total yield on each Portfolio's portfolio is increased by loans of its portfolio securities. Each Portfolio may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. Each Portfolio may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

       Illiquid or Restricted Securities. Each Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of that investment in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio redeems shares or pays dividends, and could result in a Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

       Each Portfolio may invest in securities that are "restricted securities." Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Portfolios may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, that Portfolio may be required to bear the expenses of registration. Certain of a Portfolio's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Portfolios may obtain access to material nonpublic information which may restrict the Portfolios' ability to conduct portfolio transactions in such securities.

       Repurchase Agreements. Each Portfolio may invest in securities pursuant to repurchase agreements. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates a Portfolio from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, that Portfolio's return may be affected by currency fluctuations. A Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement with a Portfolio that is construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Portfolio shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

       When Issued and Delayed Delivery Securities and Forward Commitments. Each Portfolio may purchase or sell securities that it is entitled to receive on a when issued or delayed delivery basis. The Portfolios may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. The Portfolios have not established any limit on the percentage of their assets that may be committed in connection with these transactions. When a Portfolio is purchasing securities in these transactions, that Portfolio maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

       There can be no assurance that a security purchased on a when issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Portfolio's purchase price. A Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

       Standby Commitment Agreements. Each Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to that Portfolio. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. Each Portfolio will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

       There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

       The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of each Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        144A Securities. The Portfolios may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Portfolios' Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Portfolios' Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Portfolios' investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

       Other Special Considerations. The Portfolios may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Portfolios believe it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of each Portfolio.

        Suitability. The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Trust, the Investment Adviser and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in any Portfolio will depend on, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities, including the risk of loss of principal.

  Investment Restrictions

   The Trust has adopted the following restrictions and policies relating to the investment of each Portfolio's assets and its activities. The fundamental restrictions set forth below may not be changed with respect to a Portfolio without the approval of the holders of a majority of that Portfolio's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of a Portfolio below are in terms of current market value. Provided that none of the following restrictions shall prevent a Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), each Portfolio may not:

       1. Make any investment inconsistent with each Portfolio's classification as a diversified company under the Investment Company Act.

       2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

       3. Make investments for the purpose of exercising control or management. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

       4. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

       5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Portfolios' Prospectus and Statement of Additional Information, as they may be amended from time to time.

       6. Issue senior securities to the extent such issuance would violate applicable law.

        7. Borrow money, except that (i)  a Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv)  a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Portfolio's investment policies as set forth in the Portfolios' Registration Statement, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

        8. Underwrite securities of other issuers except insofar as the Portfolio technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

       9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Portfolios' Registration Statement, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

   In addition, the Trust has adopted non-fundamental restrictions with respect to each Portfolio that may be changed by the Board of Trustees without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent a Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, each Portfolio may not:

               (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time a Portfolio's shares are owned by another investment company that is part of the same group of investment companies as the Portfolio.

               (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Portfolios currently do not intend to engage in short sales, except short sales "against the box."

               (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

               (d) Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that the Portfolio (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Portfolios from purchasing securities on margin. The deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowing are outstanding will have the effect of leveraging a Portfolio. Such leveraging or borrowing increases a Portfolio's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. A Portfolio will not purchase securities while borrowing exceeds 5% of its total assets.

         The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Trust has adopted an investment policy pursuant to which neither a Portfolio nor its Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by a Portfolio or its Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by a Portfolio or its Portfolio and margin deposits on a Portfolio or its Portfolio's existing OTC options on futures contracts exceeds 15% of the net assets of such Portfolio or its Portfolio taken at market value, together with all other assets of such Portfolio or its Portfolio that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by a Portfolio or its Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio or its Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then that Portfolio or its Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of each Portfolio or its Portfolio and may be amended by the Trustees without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

       In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, each Portfolio will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

       Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ( "Merrill Lynch") with the Investment Adviser, the Portfolios and the Trust are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Rule 10f-3 under the Investment Company Act sets forth conditions under which a Portfolio may purchase from an underwriting syndicate of which Merrill Lynch is a member. Without such an exemptive order, the Portfolios and the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

  Portfolio Turnover

       Generally, the Portfolios will not purchase securities for short term trading profits. However, each Portfolio may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, each Portfolio may engage in a substantial number of portfolio transactions. Accordingly, while each Portfolio anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less ) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Portfolios.

  ITEM 13. - MANAGEMENT OF THE REGISTRANT.

  Trustees and Officers

       The Trustees of the Trust consist of seven individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Portfolio and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

       Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

       TERRY K. GLENN (58) -President and Trustee (1)(2) - Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services ") since 1993; President of Princeton Funds Distributor, Inc. ("PFD ") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

       JAMES H. BODURTHA (55) - Trustee (2)(3) - 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

       HERBERT I. LONDON (60) - Trustee (2)(3) - 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analysis from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

       JOSEPH L. MAY (70) - Trustee (2)(3) - 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

       ANDRÉ F. PEROLD (47) - Trustee (2)(3) - Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1949 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999.

       ROBERTA C. RAMO (57) - Trustee (2)(3) -P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.                                                    .

       ARTHUR ZEIKEL (67) - Trustee (1)(2) - 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1977 to 1999 and President thereof from 1997 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

  ROBERT C. DOLL, JR. (45) -Senior Vice President and Portfolio Manager (1)(2) - Senior Vice President of the Investment Adviser and MLAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

       LINDA J. GARDNER (37) - Vice President (1) (2) - Vice President and Chief Administrative Officer, Equities of the Investment Adviser since 1999; Manager of Equity Administration of OppenheimerFunds, Inc. from 1991 to 1999.

       DONALD C. BURKE (39) - Vice President and Treasurer (1)(2) - Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

       ALICE A. PELLEGRINO (39) - Secretary (1)(2) - Vice President of MLAM since 1999; Attorney associated with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

  -----------------

  (1) Interested person, as defined in the Investment Company Act, of the Trust and the Corporation.

  (2) Such Trustee or officer is a trustee or officer of other investment companies for which the Investment Adviser or one of its affiliates acts as investment adviser or manager.
  (3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

        As of December 1, 1999, the officers and Trustees of the Trust as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Trust.

  Compensation of Trustees

        The Trust pays fees to each non-interested Trustee for service to the Corporations and the Trust. Each non-interested Director/Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Investment Adviser or its affiliate MLAM ("MLAM/FAM-advised funds"). The portion of the annual retainer allocated to each MLAM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. As of the date of this Statement of Additional Information, this annual retainer applies to 52 MLAM/FAM-advised funds, including the three Portfolios of the Trust, and the portion of the annual retainer allocated to each Portfolio is de minimis. In addition, each non-interested Director/Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to non-interested Directors/Trustees aggregate $ 62,500 for all MLAM/FAM-advised funds for which the Directors/Trustees serve and are allocated equally among those funds. The Trust also reimburses the non-interested Directors/Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Directors/Trustees of the Corporations and the Trust.

        The following table sets forth the estimated compensation to be earned by the non-interested Directors/Trustees for the fiscal year ended October 31, 2000, based on net assets at the inception of the Portfolios, and the aggregate compensation paid to them from all investment companies advised by the Investment Adviser or MLAM/FAM-advised funds to the non-interested Trustees for the calendar year ended December 31, 1998.

Name	Position with Corporations/Trust	Compensation from Corporations/Trust	Pension or Retirement Benefits Accrued as Part of Corporation/Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Corporations/Trust and Other MLAM/FAM- Advised Funds (1)
James H. Bodurtha	Director/Trustee	$ 3,490	None	None	$163,500
Herbert I. London	Director/Trustee	$ 3,490	None	None	$163,500
Joseph L. May	Director/Trustee	$ 3,490	None	None	$163,500
André F. Perold	Director/Trustee	$ 3,490	None	None	$163,500
Roberta C. Ramo	Director/Trustee	$ 6,720	None	None	None

  ___________

  (1) The Directors/Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Bodurtha (36 registered investment companies consisting of 52 portfolios); Mr. London (36 registered investment companies consisting of 52 portfolios); Mr. May (36 registered investment companies consisting of 52 portfolios); Mr. Perold (36 registered investment companies consisting of 52 portfolios); and Ms. Ramo (29 registered investment companies consisting of 27 portfolios).

  ITEM 14. - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

  As of the date hereof, the Corporations together own 100% of the outstanding shares of beneficial interest of the Trust and, therefore, control the Trust. Currently, each Corporation is comprised of three series (each, a "Fund"). Set forth in the table below are the Funds comprising each Corporation and the approximate percentage ownership of Trust shares by each Fund.

ML Series Mercury Series

Trust Portfolio	Fund	Approx. % of Trust Owned	Fund	Approx. % of Trust Owned
Growth Portfolio	Merrill Lynch Large Cap Growth Fund	16.67	Mercury Large Cap Growth Fund	16.67
Value Portfolio	Merrill Lynch Large Cap Value Fund	16.67	Mercury Large Cap Value Fund	16.67
Core Portfolio	Merrill Lynch Large Cap Core Fund	16.67	Mercury Large Cap Core Fund	16.67

        All Holders of interests ("Holders") are entitled to vote in proportion to the amount of their interests in a Portfolio or in the Trust, as the case may be. There is no cumulative voting. Accordingly, the Holder or Holders of more than 50% of the aggregate beneficial interests of the Trust would be able to elect all the Trustees. With respect to the election of Trustees and ratification of accountants the Holders of separate Portfolios vote together; they generally vote separately by Portfolio on other matters.

  ITEM 15. - INVESTMENT ADVISORY AND OTHER SERVICES.

       The Trust on behalf of each Portfolio has entered into an investment advisory agreement with Fund Asset Management, L.P. as Investment Adviser (the "Advisory Agreement"). As discussed in the Prospectus, the Investment Adviser receives for its services to each Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets of each Portfolio.

       Payment of Trust Expenses. The Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Trustees who are affiliated persons of the Investment Adviser or any affiliate. The Trust pays, or causes to be paid, all other expenses incurred in the operation of each Portfolio and the Trust (except to the extent paid by PFD), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser or an affiliate of the Investment Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or a Portfolio. Accounting services are provided to the Trust by the Investment Adviser or an affiliate of the Investment Adviser, and the Trust reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

       Organization of the Investment Adviser. Fund Asset Management, L.P. is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

       Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the applicable Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated with respect to the applicable Portfolio without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of that Portfolio.

       Placement Agency Services. PFD performs the placement agency services for the Trust pursuant to a Placement Agency Agreement (the "Placement Agency Agreement"). Pursuant to the Placement Agency Agreement, PFD will place shares of beneficial interest of the Trust with, but not limited to, each Corporation in private placement transactions that do not involve any "public offering " within the meaning of Section 4(2) of the 1933 Act.

  CODE OF ETHICS

       The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

       The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods " that prohibit trading by investment personnel of the Portfolios within periods of trading by the Portfolios in the same (or equivalent) security (15 or 30 days depending upon the transaction).

  INDEPENDENT AUDITORS

       Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

  LEGAL COUNSEL

       Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

  CUSTODIAN

       Brown Brothers Harriman & Co. (the "Custodian"), 40 Waters Street, Boston, Massachusetts 02109, acts as the custodian of the Portfolios' assets. Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolios to be held in its offices outside the United States and with certain foreign banks and securities depositors. The Custodian is responsible for safe guarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments.

  ITEM 16. - BROKERAGE ALLOCATION AND OTHER PRACTICES.

       Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for each Portfolio of the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and policies established by the Board of Trustees of the Trust, the Investment Adviser may consider sales of shares of a Portfolio as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the Portfolio neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.

       Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreements, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Trust will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commission that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

       The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

       Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets ( "OTC") in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, the Trust intends to manage each Portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Trust's portfolio strategies.

       Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

       Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust. Securities may be held by, or be appropriate investments for, the Trust as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

       The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Trust or the Portfolios brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust on behalf of a Portfolio to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

       Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  ITEM 17. - CAPITAL STOCK AND OTHER SECURITIES.

       Under the Declaration of Trust that establishes the Trust, a Delaware business trust, the Trustees are authorized to issue beneficial interests in each Portfolio of the Trust. Investors are entitled to participate, in proportion to their investment, subject to certain adjustments in distributions of taxable income, loss, gain and deduction with respect to the Portfolio in which they have invested. Upon liquidation or dissolution of a Portfolio, investors are entitled to share in proportion to their investment in such Portfolio's net assets available for distribution to its investors. Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio generally may not be transferred.

       Each investor is entitled to a vote in proportion to the amount of its interest in a Portfolio or in the Trust, as the case may be. Investors in the Trust, or in any Portfolio, do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other investors in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote.

       A Portfolio shall be dissolved by unanimous consent of the Trustees by written notice of dissolution to the Holders of the interests of the Portfolio. The Trust shall be dissolved upon the dissolution of the last remaining Portfolio.

       The Declaration of Trust provides that obligations of the Trust and the Portfolios are not binding upon the Trustees individually but only upon the property of the Portfolios and that the Trustees will not be liable for any action or failure to act (including without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Portfolios, their Holders, Trustees, officers, employees and agents covering possible tort and other liabilities.

       The Trust currently consists of three Portfolios. The Trust reserves the right to create and issue interests in a number of additional Portfolios. As indicated above, Holders of each Portfolio generally participate equally in the earnings and assets of the particular Portfolio. Holders of each Portfolio are entitled to vote separately to approve advisory agreements or changes in investment policy, but Holders of all Portfolios vote together in the election or selection of Trustees and accountants for the Trust. Upon liquidation or dissolution of a Portfolio, the Holders of such Portfolio are generally entitled to share in proportion to their investment in the net assets of such Portfolio available for distribution to Holders.

  ITEM 18. - PURCHASE, REDEMPTION AND PRICING OF SECURITIES.

       The net asset value of the shares of each Portfolio is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Portfolio also will determine its net asset value on any day in which there is sufficient trading in its underlying portfolio securities that the net asset value might be affected materially, but only if on any such day a Portfolio is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       Net asset value is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares of the Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

       Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Portfolio writes an option, the amount of the premium received is recorded on the books of that Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

       Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value.

       Each investor in the Trust may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor's (including each Portfolio's) interest in the Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio after the close of business of the NYSE on the next determination of net asset value of the Portfolio.

  REDEMPTIONS

      An investor in the Trust may withdraw all or a portion of its investment in any Portfolio on any day the New York Stock Exchange is open at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Portfolio. The proceeds of the withdrawal will be paid by the Portfolio normally on the business day on which the withdrawal is effected, but in any event within seven days. Investments in any Portfolio of the Trust generally may not be transferred.

  ITEM 19. - TAXATION OF THE PORTFOLIOS AND INVESTORS.

        It is anticipated that each Portfolio will be treated as a separate partnership under the Internal Revenue Code of 1986, as amended (the "Code"), and, thus, will not be subject to income tax. Based upon the status of each Portfolio as a partnership, each investor in a Portfolio will take into account its share of such Portfolio's ordinary income, capital gain, losses, deduction and credits in determining its income tax liability. The determination of such share will be made in accordance with the Code and Treasury regulations promulgated thereunder.

       Although, as described above, the Portfolios will not be subject to federal income tax, they will file appropriate income tax returns. Each prospective Investor which is a regulated investment company ("RIC") will be required to agree, in its subscription agreement, that, for purposes of determining its required distribution under Code Section 4982(a), it will account for its share of items of income, gain, loss deduction and credit of a Portfolio as they are taken into account by the Portfolio.

       All of the Portfolios may invest in futures contracts or options. Certain options, futures contracts and foreign currency contracts are "section 1256 contracts. " Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ( "60/40 gains or losses"). Also, section 1256 contracts held by a Portfolio at the end of each taxable year are marked to market, i.e., treated for federal income tax purposes as being sold on the last business day of such taxable year for their fair market value. The resulting mark-to-market gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the resulting actual gain or loss will be adjusted by the amount of any year-end mark-to-market gain or loss previously taken into account.

       Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

      Certain hedging transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rule contained in Code Section 1092 and the regulations thereunder may affect the character of gains (or losses) realized by the Portfolios with respect to property held in a straddle. In addition, it may be required that losses realized by the Portfolios on positions that are part of a straddle be deferred, rather than taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Portfolios are not entirely clear. The Portfolios may each make one or more of the elections available under the Code which are applicable to straddles. If the Portfolios make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Additionally, Section 1258 of the Code applicable to "conversion transactions" or Section 1259 applicable to "constructive sales " may apply to certain Portfolio transactions (including straddles) to change the character of capital gains to ordinary income or require the reconition of income prior to the economic recognition of such income.

       The Portfolios may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested within various countries is not known.

   Under the Trust Declaration, each Portfolio is to be managed in compliance with the provisions of the Code applicable to RICs as though such requirements were applied at the Portfolio level. Thus, consistent with its investment objectives, each Portfolio will meet the income and diversification of assets tests of the Code applicable to RICs. The Portfolios anticipate receiving rulings from the Internal Revenue Service that Investors in the Portfolios that are RICs will be treated as owners of their proportionate shares of the Portfolios' assets and income for purposes of the Code's requirements applicable thereto.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent that the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its net capital gain, determined, in general, on an October 31 year-end basis, plus certain undistributed amounts from previous years. Each Portfolio intends to distribute its income and capital gains to its RIC investors so as to enable such RICs to minimize imposition of the 4% excise tax. There can be no assurance that sufficient amounts of each Portfolio's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax on RIC investors. In such event, a RIC will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  ITEM 20. - UNDERWRITERS.

      The exclusive placement agent for each Portfolio of the Trust is PFD (the "Placement Agent"), an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Pursuant to the Placement Agency Agreement, the Trust agrees to pay the Placement Agent's out of pocket costs and a fee or fees as may be agreed to from time to time in writing by the Trust and the Placement Agent. Investment companies common, and commingled trust funds and similar organizations and entities may continuously invest in the Portfolios.

  ITEM 21. - CALCULATION OF PERFORMANCE DATA.

      Beneficial interests in the Trust are not offered to the public and are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Accordingly, the Trust will not advertise the Portfolios' performance. However, certain of the Trust's Holders may from time to time advertise their performance, which will be based upon the Trust's performance.

       Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period.

       Annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount are based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1)  as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  ITEM 22. - FINANCIAL STATEMENTS.

  INDEPENDENT AUDITORS'  REPORT

  The Board of Trustees and Investors,
  Master Large Cap Series Trust:

  We have audited the accompanying statements of assets and liabilities of Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio and Master Large Cap Core Portfolio of Master Large Cap Series Trust as of December 15, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such statements of assets and liabilities present fairly, in all material respects, the financial position of Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio and Master Large Cap Core Portfolio of Master Large Cap Series Trust as of December 15, 1999 in conformity with generally accepted accounting principles.

  /s /Deloitte & Touche LLP
  Princeton, New Jersey
  December 20, 1999

  Master Large Cap Growth Portfolio
  of
  Master Large Cap Series Trust
  Statement of Assets and Liabilities
  December 15, 1999

ASSETS:
Cash	$1,000,000
Prepaid offering costs (Note 3)	6,667

Total assets	1,006,667

Less liabilities and accrued expenses	6,667

Net Assets applicable to investors' interest in the Portfolio (Note 1)	$1,000,000

  Notes to Financial Statement.

(1)	Master Large Cap Series Trust (the "Trust") is an open-end management investment company that was organized as a Delaware business trust on October 19, 1999. Master Large Cap Growth Portfolio (the "Portfolio") is a portfolio of the Trust. To date, the Portfolio has not had any transactions other than those relating to organization matters, a $1,000,000 capital contribution to the Portfolio by Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.

(2)

  The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with Fund Asset Management, L.P. (the "Investment Adviser"). (See "Investment Advisory and Other Services" in Part B of the Registration Statement.) Certain officers and/or Trustees of the Trust are officers and/or directors of the Investment Adviser.

(3)

  Prepaid offering costs consist of legal and printing fees related to preparing the registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Portfolio. The Investment Adviser, on behalf of the Portfolio, will incur organization costs estimated at $13,000.

  Master Large Cap Value Portfolio
  of
  Master Large Cap Series Trust
  Statement of Assets and Liabilties
  December 15, 1999

ASSETS:
Cash	$1,000,000
Prepaid offering costs (Note 3)	6,667

Total assets	1,006,667

Less liabilities and accrued expenses	6,667

Net Assets applicable to investors' interest in the Portfolio (Note 1)	$1,000,000

  Notes to Financial Statement.

(1)	Master Large Cap Series Trust ("Trust") is an open-end management investment company that was organized as a Delaware business trust on October 19, 1999. Master Large Cap Value Portfolio (the "Portfolio") is a portfolio of the Trust. To date, the Portfolio has not had any transactions other than those relating to organization matters, a $1,000,000 capital contribution to the Portfolio by Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.

(2)

  The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with Fund Asset Mangement, L.P. ( the "Investment Adviser"). (See "Investment Advisory and Other Services" in Part B of the Registration Statement.) Certain officers and/or Trustees of the Trust are officers and/or directors of the Investment Adviser.

(3)

  Prepaid offering costs consist of legal and printing fees related to preparing the registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Portfolio. The Investment Adviser, on behalf of the Potfolio, will incur organization costs estimated at $13,000.

  Master Large Cap Core Portfolio
  of
  Master Large Cap Series Trust
  Statement of Assets and Liabilities
  December 15, 1999

ASSETS:
Cash	$1,000,000
Prepaid offering costs (Note 3)	6,667

Total assets	1,006,667

Less liabilities and accrued expenses	6,667

Net Assets applicable to investors' interest in the Portfolio (Note 1)	$1,000,000

  Notes to Financial Statement.

(1)	Master Large Cap Series Trust (the "Trust") is an open-end management investment company that was organized as a Delaware business trust on October 19, 1999. Master Large Cap Core Portfolio (the "Portfolio") is a portfolio of the Trust. To date, the Portfolio has not had any transactions other than those relating to organization matters, a $1,000,000 capital contribution to the Portfolio by Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.

(2)	The Trust, on behalf of the Portfolio, has entered into an investment advisory agreement with Fund Asset Management, L.P. (the "Investment Adviser"). (See "Investment Advisory and Other Services" in Part B of the Registration Statement.) Certain officers and/or Trustees of the Trust are officers and/or directors of the Investment Adviser.

(3)	Prepaid offering costs consist of legal and printing fees related to preparing the registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Portfolio. The Investment Adviser, on behalf of the Portfolio, will incur organization costs estimated at $13,000.

  PART C. OTHER INFORMATION

  Item 23. Exhibits.

Exhibit Number
1(a)	-	Certificate of Trust of the Registrant, filed October 19, 1999.
(b)	-	Amended and Restated Declaration of Trust of Registrant, dated December 14, 1999.
2	-	By-Laws of Registrant.
3	-	Copies of instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Declaration of Trust and By-Laws of the Registrant.(a)
4(a)	-	Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.
4(b)	-	Side letter to the form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.
4(c)	-	Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited.
5	-	Not Applicable.
6	-	Not Applicable.
7	-	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.
8(a)	-	Form of Placement Agent Agreement between the Registrant and Princeton Funds Distributor, Inc.
(b)		Credit Agreement between the Registrant and a syndicate of banks. (b)
9	-	Not Applicable.
10(a)	-	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(b)	-	Consent of Brown & Wood LLP, counsel for the Registrant.
11	-	Not Applicable.
12	-	Certificate of Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.
13	-	Not Applicable.
14	-	Not Applicable.

  _____________

    (a)       Reference is made to Article I (Sections 1.1 and 1.2), Article II (Sections 2.2, 2.4 and 2.7), Article III (Sections 3.2, 3.4, 3.8, 3.10, 3.11 and 3.12), Article V (Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10), Article VI (Section 6.1), Article VII (Sections 7.1 and 7.2), Article VIII (Sections 8.1, 8.2, 8.3, 8.4, 8.6, 8.7 and 8.9), Article IX (Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.6 and 9.7), Article X (Sections 10.2, 10.3, 10.4 and 10.5) and Article XI (Sections 11.2, 11.4 and 11.6) of the Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1(a) to the Registration Statement; the Certificate of Trust, filed as Exhibit 1(b) to the Registration Statement; and Article I, Article III (Sections 3.7 and 3.10) and Article VI of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

    (b)      Incorporated by reference to Exhibit 8 (b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed December 21, 1999.

  Item 24. - Persons Controlled By Or Under Common Control With The Trust.

       Master Large Cap Series Trust has sold interests of its three series, Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio and Master Large Cap Core Portfolio, to Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc. Therefore, the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio and Master Large Cap Core Portfolio of Master Large Cap Series Trust are controlled by the Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.

       The Investment Adviser was organized under the laws of the State of Delaware. Mercury Large Cap Series Funds, Inc. and Merrill Lynch Large Cap Series Funds, Inc. were incorporated under the laws of the State of Maryland.

  Item 25. - Indemnification.

       As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Sections 8.2, 8.3 and 8.4 of Article VIII of the Registrant's Amended and Restated Declaration of Trust (the "Declaration of Trust ") (Exhibit 1(a) to this Registrant Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

       Article VIII, Section 8.2 provides, inter alia, that no Trustee, officer, employee or agent of the Registrant shall be liable to the Registrant, its Holders, or to any other Trustee, officer, employee or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

       Article VIII, Section 8.3 of the Registrant's Declaration of Trust provides:

       Section 8.3. Indemnification. The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, such liabilities and expenses being liabilities belonging to the Series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 8.3; provided that any advance payment of expenses by the Trust to any Trustee, officer, employee or agent shall be made only upon the undertaking by such Trustee, officer, employee or agent to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

       (a) the Trustee, officer, employee or agent to be indemnified provides a security for his undertaking; or

       (b) the Trust shall be insured against losses arising by reason of any lawful advances; or

       (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee, officer, employee or agent to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

       (i) a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the Proceedings; or

      (ii) an independent legal counsel in a written opinion.

  Article VIII, Section 8.4 of the Registrant's Declaration of Trust further provides:

       Section 8.4. No Protection Against Certain 1940 Act Liabilities. Nothing contained in Sections 8.1, 8.2 or 8.3 hereof shall protect any Trustee or officer of the Trust from any liability to the Trust or its Holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Nothing contained in Sections 8.1, 8.2 or 8.3 hereof or in any agreement of the character described in Section 4.1 or 4.2 hereof shall protect any Investment Adviser to the Trust or any Series against any liability to the Trust or any Series to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties to the Trust or Series, or by reason of his or its reckless disregard to his or its obligations and duties under the agreement pursuant to which he serves as Investment Adviser to the Trust or any Series.

       As permitted by Article VIII, Section 8.7, the Registrant may insure its Trustees and officers against certain liabilities, and certain costs of defending claims against such Trustees and officers, to the extent such Trustees and officers are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The Registrant will purchase an insurance policy to cover such indemnification obligation. The insurance policy also will insure the Registrant against the cost of indemnification payments to Trustees and officers under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any Trustee or officer from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

  Item 26. - Business And Other Connections Of Investment Adviser.

       Fund Asset Management, L.P. (the "Investment Adviser" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

       Merrill Lynch Asset Management, L.P. ("MLAM"), acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Euro Fund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc. Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts  as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

       The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services ") and Princeton Administrators, L.P. ("Princeton Administrators ") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD"), of Mercury Funds Distributor ("MFD") and of Merrill Lynch Funds Distributor ( "MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ( "Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Funds' transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

       Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since June 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment

ML & Co	Limited Partner	Financial Services Holding Company; Limited Partner of MLAM
Princeton Services	General Partner	General Partner of MLAM
Jeffrey M. Peek	President	President of MLAM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997
Terry K. Glenn	Executive Vice President	Executive Vice President of MLAM; Executive Vice President and Director of Princeton Services; President and Director of PFD; Director of FDS; President of Princeton Administrators
Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLAM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment

Donald C. Burke	Senior Vice President and Treasurer

  Senior Vice President, Treasurer and Director of Taxation of MLAM; Senior Vice President and Treasurer of Princeton Services; Vice President of PFD; First Vice President of MLAM from 1997 to 1998; Vice President of MLAM from 1990 to 1997

Michael G. Clark	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Treasurer and Director of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1996 to 1997
Robert C. Doll	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999
Linda L. Federici	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Vincent R. Giordano	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Michael J. Hennewinkel	Senior Vice President, Secretary and General Counsel	Senior Vice President, Secretary and General Counsel of MLAM; Senior Counsel Vice President of Princeton Services
Philip L. Kirstein	Senior Vice President	Senior Vice President of MLAM; Senior Vice President, Secretary, and General Counsel and Director of Princeton Services
Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services; Vice President of PFD
Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services
Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Brian A. Murdock	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services
Gregory D. Upah	Senior Vice President	Senior Vice President of MLAM; Senior Vice President of Princeton Services

  Item 27. - Principal Underwriters.

         (a) MFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the following open-end investment companies: Mercury Global Balanced Fund of Mercury Asset Management Funds, Inc.; Mercury Gold and Mining Fund of Mercury Asset Management Funds, Inc.; Mercury International Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Large Cap Fund of Mercury Asset Management Funds, Inc.; Mercury U.S. Small Cap Growth Fund of Mercury Asset Management Funds, Inc.; Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; and Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc.

       (b) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and the Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (c) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with PFD	Position(s) and Office(s) with Registrant

Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman- Yaros	Vice President	None
Michelle T. Lau	Vice President	None
Salvatore Venezia	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

  Item 28. - Location Of Accounts And Records.

       All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of: the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

  Item 29. - Management Services.

       Other than as set forth under the caption "Management, Organization, and Capital Structure of the Fund" in Part A of the Registration Statement and under "Investment Advisory and Other Services" in Part B of the Registration Statement, the Registrant is not party to any management related service contract.

  Item 30. - Undertakings.

       Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 21st day of December 1999.

MASTER LARGE CAP SERIES TRUST (Registrant)
By: /s/ Terry K. Glenn (Terry K. Glenn, President and Trustee)

  INDEX TO EXHIBITS

Exhibit Number		Description
1(a)	--	Certificate of Trust of the Registrant
1(b)	--	Amended and Restated Declaration of Trust of the Registrant
2	--	By-Laws of the Registrant
4(a)	--	Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.
4(b)	--	Side letter to the form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.
4(c)	--	Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited
7	--	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.
8(a)	--	Form of Placement Agent Agreement between the Registrant and Princeton Funds Distributor, Inc.
10(a)	--	Consent of Deloitte & Touche LLP, independent auditors for the Registrant
10(b)	--	Consent of Brown & Wood LLP, counsel for the Registrant
12	--	Certificate of Merrill Lynch Large Cap Series Funds, Inc. and Mercury Large Cap Series Funds, Inc.